August 2025

2 Important Information Regarding Forward-Looking Statements This presentation includes forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements, among other things, relate to the Company’s growth drivers and expected levels of our organic growth; the impact of our investment in development and commercial initiatives; financial guidance, including timing of revenuesand EBITDA; our ability to manage costs and to achieve our financial goals; our ability to operate under lending covenants; our ability to maintain sufficient liquidity to operate the business; our ability to pay our debt under our credit agreement and to maintain relationships with CDMO commercial partners and develop additional commercial and development partnerships. Words such as "anticipate", "believe", "estimate“, "expect", "project“, "plan", "intend", “believe”, "may", “might”, “will”, “should”, “can have”, “likely”, “potential”, “could”, “goal”, “objective”, “upcoming”, “predict” and similar expressions are used to identify forward-looking statements in this presentation. The forward-looking statements in this presentation are only predictions. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that could cause the company’s actual outcomes to differ materially from those expressed in or underlying these forward-looking statements include, but are not limited to, the timing and amount of future expenses, revenue, Adjusted EBITDA, cash flow and capital requirements, and timing and availability of and the need for additional financing; our ability to maintain or expand our relationships with our current customers, including the impact of changes in consumer demand for the products we manufacture for our customers; our ability to grow and diversify our business with new customers, including the potential loss of development customers if they do not receive required funding or regulatory approvals; our ability to comply with covenants under our credit agreements and to pay required interest and principal payments when due; our ability to raise additional capital for ongoing needs, including through equity financing, debt financing, collaborations, strategic alliances or licensing arrangements; the impact of macroeconomic events or circumstances on our operations and financial performance, including inflation, tariffs, interest rates, social unrest and global instability; the performance of our third-party suppliers; pharmaceutical industry market forces that may impact our customers’ success and continued demand for the products we produce for those customers; our ability to recruit or retain key scientific, technical, business development, and management personnel and our executive officers; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including current Good Manufacturing Practice, or cGMP; the outcome and cost of existing and any new litigation or regulatory proceedings; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commissionincluding, but not limited to, the Annual Report on Form 10-K for the year ended May 25, 2025 (the “2025 10-K”)available on our website at www.lifecore.com and at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Any historical or projected financial information contained in this presentation are not intended to be indicative of future financial results. The events and circumstances reflected in these forward-looking statements, may not be achieved or occur, and actual results could differ materially from those projected in the forward-lookingstatements. Undue reliance should not be placed on the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors could emerge from time to time, and it is not possible for our management to predict all uncertainties that the Company may face.

3 Non-GAAP Financial Measures This presentation contains non-GAAP financial information including Adjusted EBITDA. The Company has included a reconciliation of Adjusted EBITDA to net (loss) income, the most directly comparable financial measure calculated in accordance with GAAP. We define Adjusted EBITDA as net (loss) income as determined under GAAP excluding (i) interest expense, net of interest income, (ii) income tax expense (benefit), (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in fair value of debt derivatives, (vi) financing fees (non-interest), (vii) loss on sale or disposal of assets, (viii) reorganization costs, (ix) restructuring (recoveries) costs, (x) franchise tax equivalent to income tax, (xi) contract cancellation costs, (xii) loss (income) from discontinued operations, (xiii) stockholder activist settlement costs, and (xiv) start-up costs. See slide entitled “Reconciliation of Non-GAAP Financial Measures” in this presentation for the company’s definition of Adjusted EBITDA for the fiscal year ended May 25, 2025 and for the 2025 transition period (from May 26, 2025 to December 31, 2025) and reconciliations thereof to net (loss) income for each such period. The company has disclosed these non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures exclude/include certain items that are included in the company’s results reported in accordance with GAAP because we believe they are not reflective of our core operations or indicative of our ongoing operations. Management believes these non-GAAP financial measures provide useful additional information to investors about trends in the company’s operations and are useful for period-over-period comparisons. Management uses Adjusted EBITDA, in addition to GAAP financial measures, to monitor trends in the company’s operations, understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, and as a measure of performance for compensation decisions. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to the potential differences in methods of calculation and items being excluded/included. These non- GAAP financial measures should be read in conjunction with the company’s consolidated financial statements presented in accordance with GAAP.

4 Key Takeaways CDMO Industry Leader with Broad Capabilities in Injectables Aggressive Growth Strategy Targeting 12%+ Revenue CAGR and Adj. EBITDA margins of 25%+ in Mid-Term High-Growth Market Expected to Increase by 100% by 2030 High-Value Pipeline Including Multiple Programs Expected to Commercialize in Mid-Term Expanded Capacity & Revenue Potential of ~$300M Annually* Experienced Leadership & Exceptional Track Record of Success * The estimate was based on historical fiscal year 2025 revenues, projected development pipeline, and new business pricing, volume and other assumptions.

5 2025: A Strong and Successful Transition Year Completed leadership and board transition Strengthened financial position Enhanced business development resources & strategy Expanded customer base and pipeline across new modalities Implemented efficiencies & enhanced productivity Established performance-driven culture Favorable FDA audit

6 Lifecore at a Glance 400 Employees Inclusive, Performance- Driven Culture Fully integrated CDMO offering development and fill/finish of sterile injectable pharmaceuticals Projected Revenues* (7 mo. estimate) $74M - $76M Projected Adj. EBITDA* (7 mo. estimate) $12M - $14M Leader in Sodium Hyaluronate (HA) Global Regulatory Capabilities Founded in 1965 Corporate Headquarters * See disclaimers on slides 2 & 3, and “Reconciliation of Non-GAAP Financial Measures” slide Approx. Transition Period Projections (May 26 – Dec 31, 2025)

Campus Overview

248,000 sqft — State-of-the-art facilities, within 2 square miles

~400 Employees

Site 1 – HQ (Lyman Blvd.)
150,000 sqft



Manufacturing Operations
- Sodium hyaluronate manufacturing (fermentation)
- Drug and medical device formulation and filling
- Secondary packaging
- Microbiology and analytical quality control laboratories
- Warehousing: 6,400 ft^2 CRT; 1,500 ft^2 cooler
- Distribution

Development Operations
- Pilot laboratory

Site 2 (Lakeview Drive)
78,000 sqft



Manufacturing Operations
- Final packaging
- Warehousing: 16,400 ft^2 CRT; 4,000 sqft cooler
- Distribution
- Quality control laboratory
- Particulate lab

Development Operations
- Analytical development laboratory

Site 3 (Shelby Court)
20,000 sqft



Manufacturing Operations
- Receipt, inspection, and warehousing of raw materials and components
- 10,000 ft^2 CRT; 1,795 ft^2 cooler
- Storage and distribution of finished goods
- Potential for future expansion (120,000 ft^2 available)

7

Lifecore BIOMEDICAL

Experienced Industry Leadership

Paul Josephs
President & CEO



Former President & CEO at Woodstock Sterile Solutions

Prior role as Head of CDMO – Global Business Development at Viatris (formerly known as Mylan)

Ryan Lake
Chief Financial Officer



Former CFO at Societal CDMO, Baudax Bio, and Aspire Bariatrics

Prior roles at DSM Biomedical, Kensey Nash Corporation, and Deloitte & Touche

Mark DaFonseca
Chief Commercial Officer



Former VP and Head of North America Sales at Corden Pharma

Prior roles at AmbioPharm, CoreRx, and Catalent

Jackie Klecker
EVP, Quality & Dev. Services



Former EVP Operations and facility General Manager at Lifecore

Prior roles at Beckman Coulter and Sanofi Diagnostics Pasteur

Thomas Guldager
SVP of Operations



Former Senior Executive, Manufacturing and Site leader at Xellia Pharma

Prior roles at Vertanical, ReckittBenckiser, and GSK

Tom Salus
Chief Legal & Administration Officer



Former General Counsel - Corporate, Securities & Transactions at Viatris

Prior roles at VWR International, PPL Corporation, and several law firms

8

Lifecore BIOMEDICAL

9 We Serve Large and Growing Markets with Strong Tailwinds Global Injectable CDMO $10B Market1 +10% CAGR Acceleration of US-based Manufacturing Hyaluronic Acid $9.8B Market2 +7% CAGR Global CDMO $120B Market1 +8% CAGR 50%+ of annual US drug approvals are injectables4 GLP-1 $47B Market3 Expected to Increase 10X 1. Jefferies September 2024 PBOA - 8th Annual Meeting Uncovering Life Sciences Investment Trends /J. Miller October 2024 – Outsourcing Includes drug product (finished dose form), drug substance (active pharmaceutical ingredients (API) 2. Global Market Insights March 2024 – Hyaluronic Acid Market Size & Share – Trends Reports, 2024-2032 3. Markets and Markets July 2024- GLP-1 Analogues Market Size, Share & Trends 2032 4. William Blair Equity Research August 2024 – Percent of FDA Approvals for 2023 and YTD as of July 31, 2024

Executing Three-Pronged Growth Strategy Maximizing Existing Customer Business Advancing Programs Towards Commercialization Driving New Business 10

Mid-Term and Long-Term Revenue Outlook

Revenue growth driven by maximization of existing customer base, portfolio commercialization, and new business


Addition of new 5-Head Isolator Filler
$129M
~12% CAGR
$178M-$205M
$300M[1]
New Business
Portfolio Commercialization
Expansion of existing commercial contracts

	FY 2024	FY 2025	Mid-Term	Long-Term
Available Capacity	20M Units	45M Units	45M Units	45M Units
Capacity Utilization	50%	20%	~40%	~100%

FOCUSED ON MAXIMIZING UTILIZATION OF AVAILABLE CAPACITY

For illustrative purposes only, timing, estimates, assumptions and the actual growth of revenue and capacity utilization may vary significantly, and we may not be able to achieve our anticipated financial goals. The information provided is as of August 7, 2025 and is for illustrative purposes only; the growth cycle may not be achieved. Based on estimates derived from internal testing and historical capacity data.

11

Lifecore BIOMEDICAL

MAXIMIZING EXISTING CUSTOMER BUSINESS 1

Expanding Existing Customer Relationships

Establish Lifecore as a partner-of-choice for the CDMO needs of existing customers

Consistent engagement

Collaborate on evolving supply-chain strategies:

- Onshoring initiatives
- International market expansion

Focus on commercial excellence

Customer-specific procurement strategies

Inventory control

Ensuring quality and on-time, in-full delivery

Lifecore prides itself on building long-term relationships, with multiple customer relationships ranging from

20 yrs to 40 yrs[1]

1. As of August 2025

12

Lifecore BIOMEDICAL

MAXIMIZING EXISTING CUSTOMER BUSINESS 1

Fill & Finish: Pathway to Doubling Commercial Demand


Commercial Unit Projection
~2x
Today
Minimum Guaranteed Commitments
New Growth
Mid-Term

- Significant inflection point expected from total demand in 2027
- Largest customer's injectable unit demand projected to more than double in 2027
- Potential upside to contractual minimums

For illustrative purposes only, timing, estimates, assumptions and the actual capacity utilization may vary significantly, and we may not be able to achieve our anticipated financial goals. The information provided is as of August 2025 and is illustrative only, the growth cycle may not be achieved.

13

Lifecore BIOMEDICAL

MAXIMIZING EXISTING CUSTOMER BUSINESS 1

HA Fermentation: Strong Foundation and Technical Expertise

Lifecore manufactures >20 commercially approved HA injectable products

LIFECORE'S PREMIUM SODIUM HYALURONATE:

More than

150 million[1]

doses sold worldwide

Broad Applications Worldwide:

- Ophthalmology
- Orthopedics
- Drug delivery
- Biomaterials
- Aesthetics
- Oncology
- Pain management
- Regenerative medicine

1. As of September 2024

14

Lifecore BIOMEDICAL

ADVANCING PROGRAMS TOWARDS COMMERCIALIZATION 2

Strong, Diverse Pipeline

Total Pipeline Represents

$150M - $200M[1]

in Incremental Commercial Revenue Potential

Active Projects[2]


Late Stage:
11
Early-Mid Stage:
19

- Impactful commercial revenue potential over the mid-term
- Strong development project pipeline: vials and syringes
- Diversification across broad customer base

1. Assumes full realization of management's estimates as of July 2025 for annual commercial revenue potential from pipeline projects at peak sales. Information presented is not risk and probability adjusted and the actual revenue realization may vary significantly. This does not assume new customer additions or attrition.
2. Projects are defined as individual drugs or devices for which Lifecore provides development services; as of July 2025

15

Lifecore BIOMEDICAL

ADVANCING PROGRAMS TOWARDS COMMERCIALIZATION 2

Late-Stage Development Portfolio: Impactful Revenue Potential[1]

Customer	Product Type	2026	2027	2028	2029	2030
Specialty Pharma	Med Device					
Specialty Pharma*	BLA					
Large Pharma	Med Device					
Specialty Pharma	NDA					
Specialty Pharma	Med Device					
Specialty Pharma	Med Device					
Specialty Pharma	Med Device					
Specialty Pharma	BLA					
Specialty Pharma	NDA					
Specialty Pharma	NDA					
Specialty Pharma	NDA					


Estimated Annual Revenue Potential[1]
$10MM +
$5MM - $10MM
< $5MM

*Large Pharma company retains commercial rights to product

1. Assumes full realization of management's estimates for annual commercial revenue potential from pipeline projects as of July 2025 at peak sales (not risk-adjusted). Information presented depicts anticipated launch year and is not risk and probability-adjusted.

16

17 Successfully Expanding & Diversifying Pipeline • Since beginning of FY25, added 11 new programs • Building momentum outside legacy areas of strength 8 10 7 4 1 HA Small Molecule Large Molecule Biologic GLP-1 Pipeline by Treatment Area Pipeline by Modality 8 8 5 3 2 2 1 1 Dermatology Ophthalmic Pain Management Regenerative Medicine Neurology Urology Immunology Obesity 1. Projects are defined as individual drugs or devices for which Lifecore provides development services; as of July 2025

18 Attracting New High-Value Business Leveraging state-of-the-art capabilities Strategically expanding target market Upgrading sales/marketing strategy and talent D R I V I N G N E W B U S I N E S S

19 Fully staffed team with optimized activity focus Inside sales to support outreach and lead qualification Field sales to hunt high- priority targets Prioritization of targets based on size, stage, and region CRM system optimization Disciplined use of market intelligence tools External agency branding to drive differentiation Outbound content to demonstrate expertise Substantial investment & significant promotional scale-up Successfully Driving New Business • Restructured business development team under new leader • Increased investment in sales & marketing activities • Aligned internal resources to optimize new business outcomes People Process Promotion

DRIVING NEW BUSINESS 3

Strategically Expand Target Markets

- Expanding beyond high-viscosity legacy
- Attractive therapeutic areas
- NCEs in Phase 2, Phase 3
- Unique, injectable delivery systems
- Ophthalmic and orthopedic medical devices
- Commercial site transfers


LOW COST – COMMODITY GENERICS
Injectable Medical Device
Biosimilars
Small Molecule
mAbs
Biologics
Complex Generics
GLP-1
Peptides
HIGH POTENT – CYTOTOXIC / HORMONES

20

Lifecore BIOMEDICAL

DRIVING NEW BUSINESS 3

Expanded Targets Lead to Growing Pipeline


Prospective Opportunities
In process of being qualified
- Inform & educate on Lifecore capabilities -
Active Opportunities
Within our capabilities
with an identified
close date

- Strong, diverse and growing universe of ~50 potential future business opportunities[1]
- Mix of both large and specialty pharma
- Subset of opportunities are HA-related, representing a broadening of our pipeline
- Significant number of late-stage development or commercial site transfer programs

1. As of July 2025

21

Lifecore BIOMEDICAL

22 New Technology Opens Door to New Business State-of-the-Art, 5-Head Isolator Filler • Full isolator technology, state-of-the-art containment • Significantly expanded available capacity • Broad capability: vials, syringes & cartridges • Strengthens compliance Approximately 100% increase in annual production capacity* * Based on estimates derived from internal testing and historical capacity data. There can be no assurance that such results will occur or that such results will be materially different from actual results. D R I V I N G N E W B U S I N E S S

23 Room to Grow D R I V I N G N E W B U S I N E S S To be driven by CDMO collaboration Flexibility for tailored build and equipment; partial and full-site options i.e. 10-head isolator filler equivalent to 100M units capacity Site 3 – additional 122,000 ft2 available

Sustaining Objectives Support Value Creation 24 Commitment to Quality Reduced Operational Expenses Performance-Driven Culture

25 Reduced Operational Expenses Working to drive operational efficiency and make OpEx a progressively smaller percentage of revenue: • Cost-conscious practices • Optimize key processes • Eliminate low-value activities • Leverage technology • Culture of continuous improvement Build long–term efficiencies aligned with growth that leads to improved profitability Continuous Improvement Lean Practices Aggressive Targets Procurement & Supply Chain Management Cost Consciousness Optimize Processes and Systems Track, Report & Adjust

Enhanced Productivity Throughout Organization

Implemented real-time data tracking of production performance metrics driving increased output and operating efficiencies



Aseptic
Units per direct labor employee
HA Fermentation
Units per direct labor employee
Packaging
Units per direct labor employee
Revenue
Revenue per total employees
Q1
Q2
Q3
Q4

*Q1 and Q3 include maintenance periods.

The information provided is FY25 data as of August 7, 2025 and is for illustrative purposes only; unit production volumes and units of measure vary based on nature and type of manufacturing and may not correlate to revenue or expense timing; utilization, production volumes and scheduling may vary significantly based on a number of factors; results may not be realized in future periods.

26

Lifecore BIOMEDICAL

27 ~15% 25%+ FY 2025 Mid-Term Adj. EBITDA Margin Adj. EBITDA Margin Reduction in operating expenses Expansion of existing commercial contracts Portfolio commercialization New business Operating leverage Efficiency and Revenue Growth Drive Margin Improvement For illustrative purposes only, timing, estimates, assumptions and the actual growth of adjusted EBITDA may vary significantly; we may not be able to manage our costs and achieve our anticipated financial goals. The information provided is as of November 2024 and is illustrative only, the growth cycle may not be achieved.

28 Performance-Driven Culture Performance Driven Metrics / KPI driven Linked to strategic goals Incentivize and Recognize Aligned with shareholder value enhancement Talent Management Define “A” players Local / National recruitment Manage, Monitor and Adjust Consistent review and evaluation of talent Commitment to a high-performance culture driven by exceptional talent

29 40+ Years of Strong Track Record with Global Regulatory Bodies World-class quality system Ability to support multiple geographies Successful general FDA audit – March 2025

30 Financial Highlights Full Year Fiscal 2025 Developments • Nine new programs signed with new customers during fiscal 2025, reflecting growth into modalities beyond the company's traditional area of strength in ophthalmic therapeutics • Strengthened balance sheet with sale of 10-head filler, raising approximately $17.0M • Improved efficiency and productivity across the organization Fiscal 2025 Financial Results 7-month Transition Period 2025 Guidance $128.9M Revenues +0.5% vs FY24 $38.7M Net Loss $19.5M Adjusted EBITDA -$0.7M vs FY24 $74 - $76M Revenues $19.8 - $17.8M Net Loss $12 - $14M Adjusted EBITDA * See disclaimers on slides 2 & 3, and “Reconciliation of Non-GAAP Financial Measures” slide

Reconciliation of Non-GAAP Financial Measures

	Reported Fiscal Year Results		Guidance
	Fiscal year 2024	Fiscal Year 2025	7-Month Period May 26, 2025 to December 31, 2025
Net (loss) income (GAAP)	$ 12,013	$ (38,717)	($19,800) – ($17,800)
Interest expense, net	18,090	21,835	15,800
Income tax expense (benefit)	183	43	—
Depreciation and amortization	7,954	8,027	5,200
Stock-based compensation	6,201	10,158	5,300
Change in fair value of debt derivatives	(39,500)	(409)	2,100
Financing fees (non-interest)	3,513	643	—
Loss on sale or disposal of assets	—	7,729	—
Reorganization costs (a)	9,796	10,481	3,300
Restructuring (recoveries) costs (a)	1,656	(1,747)	—
Franchise tax equivalent to income tax	272	178	100
Contract cancellation costs	567	—	—
Income from discontinued operations (b)	(2,682)	—	—
Stockholder activist settlement (a)	459	1,260	—
Start-up costs (c)	1,684	—	—
Adjusted EBITDA	$ 20,206	$ 19,481	$12,000 – $14,000

To supplement the company's financial results determined by U.S. generally accepted accounting principles ("GAAP"), the company has disclosed in the table below the following non-GAAP information about Adjusted EBITDA.[1]

Adjusted EBITDA is net (loss) income as determined under GAAP excluding (i) interest expense, net of interest income, (ii) provision for income tax (benefit) expense , (iii) depreciation and amortization on property, plant, and equipment, (iv) stock-based compensation, (v) change in fair value of debt derivatives, (vi) financing fees (non-interest), (vii) loss on sale or disposal of assets, (viii) reorganization costs, (ix) restructuring (recovery) costs, (x) franchise tax equivalent to income tax, (xi) contract cancellation and other costs, (xii) stockholder activist settlement costs, and (xiii) start-up costs.

The company believes that non-GAAP financial measures, such as Adjusted EBITDA, are helpful in understanding its business as it is useful to investors in allowing for greater transparency of supplementation information used by management. Adjusted EBITDA is used by investors, as well as management, in assessing the company's performance. Non-GAAP financial measures should be considered in addition to, but not as substitute for, reported GAAP results. Further, non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared.

Lifecore announced that it will be moving its fiscal year end to align with the calendar year, effective for the December 31, 2025 calendar period. The table shows the reconciliation of an estimated range of Net loss for the approximately seven-month transition period from May 26 through December 31, 2025 to the estimated range of Adjusted EBITDA for the same period.

(a) We previously estimated restructuring, reorganization, stockholder activist settlement costs to be $9.9 million, with actual results of $10.0M.

Reorganization costs include costs not expected to be incurred on a normalized basis associated with Lifecore becoming a stand-alone entity, divestitures, legal expenses related to legacy matters, restatements of financial statements and change in auditors.

Restructuring costs are related to board approved actions consisting primarily of employee severance, lease cost of exited facilities, and costs associated with divested businesses.

1. See disclaimers and important information on Slides 2 and 3

31

Lifecore BIOMEDICAL

32 Key Takeaways CDMO Industry Leader with Broad Capabilities in Injectables Aggressive Growth Strategy Targeting 12%+ Revenue CAGR and Adj. EBITDA margins of 25%+ in Mid-Term High-Growth Market Expected to Increase by 100% by 2030 High-Value Pipeline Including Multiple Programs Expected to Commercialize in Mid-Term Expanded Capacity & Revenue Potential of ~$300M Annually* Experienced Leadership & Exceptional Track Record of Success * The estimate was based on historical fiscal year 2025 revenues, projected development pipeline, and new business pricing, volume and other assumptions.

Thank you